AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1998
                                                  Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                            Maverick Tube Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                                                 43-1455766
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

400 Chesterfield Center, Second Floor
Chesterfield, Missouri                                             63017
(Address of Principal Executive Offices)                        (Zip Code)

              The Maverick Tube Corporation 1994 Stock Option Plan
            The Maverick Tube Corporation Director Stock Option Plan
                        (Full title of each of the Plans)

                               Gregg M. Eisenberg
                      President and Chief Executive Officer
                            Maverick Tube Corporation
                      400 Chesterfield Center, Second Floor
                          Chesterfield, Missouri 63017
                     (Name and address of agent for service)

                                 (314) 537-1314
                     (Telephone number, including area code,
                              of agent for service)

                        Copies of all correspondence to:
                             Robert H. Wexler, Esq.
                         Gallop, Johnson & Neuman, L.C.
                             Interco Corporate Tower
                        101 South Hanley Road, Suite 1600
                            St. Louis, Missouri 63105

                         CALCULATION OF REGISTRATION FEE

Title of                       Proposed          Proposed
securities     Amount          maximum           maximum            Amount of
to be          to be           offering price    aggregate          registration
registered     registered(1)   per share(2)      offering price     fee
----------     ----------      ---------         --------------     -----------

Common Stock    550,000         $16.00             $8,800,000        $2,596
$.01 par


(1) Represents maximum number of additional shares of Common Stock (400,000) available for issuance under the Maverick Tube Corporation 1994 Stock Option Plan and the maximum number of additional shares of Common Stock (150,000) available for issuance under the Maverick Tube Corporation Director Stock Option Plan. The Registrant previously filed with the Securities and Exchange Commission on February 15, 1995, a Registration Statement on Form S-8 (Reg. No. 33-89526) relating to securities offered under such Plans.
(2) Estimated solely for the purpose of calculating the registration fee. Such estimate has been calculated in accordance with Rule 457(h) under the Securities Act of 1933, and is based upon the average of the high and low prices per share of the Registrant's Common Stock as reported on the NASDAQ National Market System on May 11, 1997.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         The Registrant previously filed with the Securities and Exchange Commission on February 15, 1995, a registration statement on Form S-8 (Reg. No. 33-89526) relating to securities offered under the Maverick Tube Corporation 1994 Stock Option Plan and the Maverick Tube Corporation Director Stock Option Plan (the "Option Plans S-8"). The contents of the Option Plans S-8, including exhibits thereto, are incorporated herein by reference, except to the extent superseded or modified by the specific information set forth below or the specific exhibits attached hereto.

Item 3.  Incorporation of Documents by Reference

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference:

        (a) The Registrant's annual report filed on Form 10-K for the fiscal year ended September 30, 1997 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

        (b) The Registrant's quarterly reports filed on Form 10-Q for the quarters ended December 31, 1997 and March 31, 1998, pursuant to Section 13 or 15(d) of the Exchange Act;

        (c) The description of the Registrant's common stock which is contained in the Registrant's registration statement filed on October 31, 1990 by the Registrant on Form 8-A under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description;

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein and filed prior to the filing hereof shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein modifies or supersedes such statement, and any statement contained herein or in any other document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

                                   SIGNATURES

        The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the County of St. Louis, State of Missouri, on May 12, 1998.


                                       MAVERICK TUBE CORPORATION



                                       By: /s/ Gregg M. Eisenberg
                                          Gregg M. Eisenberg
                                          President and Chief Executive Officer



                                POWER OF ATTORNEY


        We, the undersigned officers and directors of Maverick Tube Corporation, hereby severally and individually constitute and appoint Gregg M. Eisenberg the true and lawful attorney and agent of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this Registration Statement on Form S-8 and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, the said attorney and agent to have the power to act with or without the other and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorney and agent to any and all such amendments and instruments.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                             Title                                Date
----                             -----                                ----


 /s/ Gregg M. Eisenberg          Chairman of the Board             May 12, 1998
----------------------------     and President and Chief
Gregg M. Eisenberg               Executive Officer
                                 (principal executive
                                 officer)


 /s/ Pamela G. Boone             Corporate Controller              May 12, 1998
----------------------------     (principal accounting
Pamela G. Boone                  officer)


 /s/ William E. McCauley         Director                          May 12, 1998
----------------------------
William E. McCauley


 /s/ David H. Kennedy            Director                          May 12, 1998
----------------------------
David H. Kennedy


 /s/ Robert Bunch                Director                          May 12, 1998
----------------------------
Robert Bunch


 /s/ C. Adams Moore              Director                          May 12, 1998
----------------------------
C. Adams Moore


 /s/ Wayne Mang                  Director                          May 12, 1998
----------------------------
Wayne Mang


 /s/ John Fox                    Director                          May 12, 1998
----------------------------
John Fox

                                    FORM S-8

                            MAVERICK TUBE CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number             Description                                          Page
------             -----------                                          ----

  5.1 Opinion of Gallop, Johnson & Neuman, L.C., filed herewith.

 10.1 Maverick Tube Corporation 1994 Stock Option Plan, incorporated by reference to Exhibit 10.17 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1994.

 10.2 Maverick Tube Corporation Director Stock Option Plan, incorporated by reference to Exhibit 10.18 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1994.

 10.3 First Amendment to Maverick Tube Corporation Director Stock Option Plan, incorporated by reference to
            Exhibit 10.24 to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1996.

 10.4       First Amendment to Maverick Tube Corporation 1994
            Stock Option Plan, filed herewith.

 23.1 Consent of Ernst & Young LLP, independent auditors, filed herewith.

 23.2 Consent of Gallop, Johnson & Neuman, L.C. (included in Exhibit 5.1).

 24.1 Power of Attorney (included on signature page of the registration statement).